Exhibit 99.1


                              CERTIFICATION OF THE
                           CHIEF EXECUTIVE OFFICER OF
                               MM COMPANIES, INC.

         In connection with the annual report of MM Companies, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A. Mitarotonda, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ James A. Mitarotonda
                                                    ---------------------------
                                                    James A. Mitarotonda
                                                    Chief Executive Officer
                                                    March 31, 2003